UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 20, 2004


                           EASTGROUP PROPERTIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                        1-07094                 13-2711135
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. Other Events

On December 20, 2004, we entered into an amendment to our Shareholder Rights Agreement with our Rights Agent. The amendment changes the Rights Agreement to provide for a review of the Rights Agreement by a committee comprised entirely of independent directors at least every three years.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 21, 2004

                           EASTGROUP PROPERTIES, INC.

                           By: /s/ N. KEITH MCKEY
                               --------------------------
                               N. Keith McKey
                               Executive Vice President, Chief Financial
                               Officer and Secretary

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


                                  Exhibit Index


Exhibit No.          Description
-----------          ------------
99.1                 First Amendment to Rights Agreement dated December 20, 2004 between EastGroup Properties, Inc. and Equiserve Trust
                     Company, N.A., as Rights Agent.





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